John Hancock Capital Series                  John Hancock Strategic Series
John Hancock Income Securities Trust         John Hancock Tax-Exempt Series Fund
John Hancock Investors Trust                 John Hancock World Fund
John Hancock Limited Term Government Fund    Freedom Investment Trust
John Hancock Sovereign Bond Fund             Freedom Investment Trust II
John Hancock Special Equities Fund           Freedom Investment Trust III

                                POWER OF ATTORNEY

         The undersigned Trustee of each of the above listed Trusts, each a Massachusetts business trust, does hereby severally constitute and appoint EDWARD J. BOUDREAU, JR., SUSAN S. NEWTON, AND JAMES B. LITTLE, and each acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them, and each acting singly, to sign for me, in my name and in the capacity indicated below, any Registration Statement on Form N-1A and any Registration Statement on Form N-14 to be filed by the Trust under the Investment Company Act of 1940, as amended (the "1940 Act"), and under the Securities Act of 1933, as amended (the "1933 Act"), and any and all amendments to said Registration Statements, with respect to the offering of shares and any and all other documents and papers relating thereto, and generally to do all such things in my name and on my behalf in the capacity indicated to enable the Trust to comply with the 1940 Act and the 1933 Act, and all requirements of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to any such Registration Statements and any and all amendments thereto.

         IN WITNESS WHEREOF, I have hereunder set my hand on this Instrument as of the 21st day of May, 1996.


/s/Dennis S. Aronowitz                               /s/William F. Glavin
---------------------------                          ---------------------------
Dennis S. Aronowitz                                  William F. Glavin


/s/Edward J. Boudreau, Jr.                           /s/Anne C. Hodsdon
---------------------------                          ---------------------------
Edward J. Boudreau, Jr.                              Anne C. Hodsdon


/s/Richard P. Chapman, Jr.                           /s/Patti McGill Peterson
---------------------------                          ---------------------------
Richard P. Chapman, Jr.                              Patti McGill Peterson


/s/William J. Cosgrove
---------------------------                          ---------------------------
William J. Cosgrove                                  John A. Moore


/s/Douglas M. Costle                                 /s/John W. Pratt
---------------------------                          ---------------------------
Douglas M. Costle                                    John W. Pratt


/s/Leland O. Erdahl                                  /s/Richard S. Scipione
---------------------------                          ---------------------------
Leland O. Erdahl                                     Richard S. Scipione


/s/Richard A. Farrell                                /s/Edward J. Spellman
---------------------------                          ---------------------------
Richard A. Farrell                                   Edward J. Spellman


/s/Gail D. Fosler
---------------------------
Gail D. Fosler